Notes payable	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Notes payable

Note 17.      Notes payable

Notes payable consisted of the following:

	As at December 31,	As at December 31,
USD'000	2024	2023
Short-term loan	1,819	—
Short-term loan from shareholders	—	1,278
Short-term loan from other related parties	3,009	—
Total notes payable	4,828	1,278

As at December 31, 2024, the current notes payable balance was made up of:

-	a USD 1,818,943 short-term production capacity investment loan with a third-party client (see detail below), and
-	a USD 3,008,775 short-term loan with WISeCoin AG (see detail in Note 20).

Production Capacity Investment Loan Agreement

In November 2022, SEALSQ entered into a loan agreement with a third-party client to borrow funds for the purpose of increasing their production capacity.  Under the terms of the Agreement, the client has lent to SEALSQ a total of USD 2 million. The loan will be reimbursed by way of a volume rebate against future sales volumes of certain products from the SEALSQ Group to the client during the period from July 1, 2023, through to December 31, 2025.  The volume rebate is based upon quarterly sales volumes in excess of a base limit on a yearly projected basis. Any amount still outstanding as at December 31, 2025 shall fall due for repayment on that date.  The loan does not bear any interest and there were no fees or costs attributed to the loan.

At inception in November 2022, a debt discount totaling USD 511,128 was booked to additional paid-in capital.

As at December 31, 2024, SEALSQ has not repaid any amount due to a change in the product mix of the client. The loan balance remains USD 2 million with an unamortized debt discount balance of USD 181,057, thus leaving a carrying value of USD 1,818,943.

The Group recorded a debt discount amortization expense of USD 165,147 in the year 2024.